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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 26, 2005 (JULY 20, 2005)

                         BEHRINGER HARVARD REIT I, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          MARYLAND                   000-51293                  68-0509956
(State or other jurisdiction of     (Commission              (I.R.S. Employer
incorporation or organization)      File Number)            Identification No.)


                 15601 DALLAS PARKWAY, SUITE 600, ADDISON, TEXAS
                                      75001
                    (Address of principal executive offices)
                                   (Zip Code)

                          (866) 655-1605 (Registrant's
                     telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.01       COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On July 20, 2005, Behringer Harvard REIT I, Inc. (which may be referred to as the "Registrant," "we," "our" and "us") acquired a portfolio of five office buildings located in Texas, Oregon and California (collectively referred to herein as the "Western Office Portfolio") through Behringer Harvard Western Portfolio LP, a wholly-owned subsidiary of Behringer Harvard Operating Partnership I LP, our operating partnership. The Western Office Portfolio consists of the following office buildings:

     o a three-story office building, built in 1998, located on approximately ten acres of land in Richardson, Texas (a suburb of Dallas) containing approximately 230,061 rentable square feet (the "Richardson Building");

     o a three-story office building, built in 2001, located on approximately six acres of land in Tigard, Oregon (a suburb of Portland) containing approximately 88,335 rentable square feet (the "Southwest Center");

     o a three-story office building, built in 1999, located on approximately nine acres of land in Diamond Bar, California (a suburb of Los Angeles) containing approximately 71,739 rentable square feet (the "Gateway 23 Building");

     o a two-story office building, built in 1999, located on approximately six acres of land in Diamond Bar, California (a suburb of Los Angeles) containing approximately 55,095 rentable square feet (the "Gateway 22 Building"); and

     o a two-story office building, built in 1999, located on approximately two acres of land in Diamond Bar, California (a suburb of Los Angeles) containing approximately 40,759 rentable square feet (the "Gateway 12 Building").

     The total contract purchase price of the Western Office Portfolio, exclusive of closing costs and initial escrows, was $96,500,000. We used borrowings of $70,750,000 under a loan agreement (the "Western Office Portfolio Loan Agreement") with JPMorgan Chase Bank, N.A. (the "Western Office Portfolio Lender") to pay a portion of such contract purchase price and paid the remaining amount from proceeds of our offering of common stock to the public. For a description of the Western Office Portfolio Loan Agreement, see Item 2.03 below. The Western Office Portfolio Loan Agreement has also been filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference.

     The purchase price for the transaction was determined through negotiations between the Western Office Portfolio seller, Aptus Office Investments, LLC, an unaffiliated third party (the "Seller"), and Behringer Advisors LP, our advisor, and its affiliates. In evaluating the Western Office Portfolio as a potential acquisition and determining whether the amount of consideration to be paid was appropriate, a variety of factors were considered, including overall valuation of net rental income (defined as revenues from the tenants from rent and expense reimbursements less Western Office Portfolio's actual operating expenses), expected capital expenditures, costs of physical plant maintenance, location, environmental issues, demographics, quality of tenants, tenant mix, length of leases, price per square foot and occupancy. Our advisor believes these buildings are well located, have acceptable roadway access, attract high-quality tenants, are well maintained, adequately insured and have been professionally managed.

     Each of the buildings in the Western Office Portfolio is 100% leased. Major tenants in the Western Office Portfolio buildings include the following:
Alliance Data Systems, Allstate Insurance Company and The Goodrich Corporation.

     Alliance Data Systems is a national provider of payment processing, billing and database marketing services that leases all of the 230,061 square feet of the Richardson Building for an annual rent of $3,000,650 under a lease that expires in October 2010 with two five-year renewal options available.

     Allstate Insurance Company is a national insurance and investment services provider that fully leases the Gateway 22 Building and the Gateway 23 Building for a combined 126,834 square feet for an annual rent of $2,145,637 under leases that expire in December 2009 with two five-year renewal options


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available. In addition, Allstate Insurance Company leases 48,760 square feet in the Southwest Center for an annual rent of $1,252,157 under a lease that expires in November 2006 with respect to 1,910 square feet and May 2009 with respect to 46,850 square feet with one five-year renewal option available.

     The Goodrich Corporation is a global supplier of systems and services to the aerospace and defense industry that leases all of the 40,759 square feet of the Gateway 12 Building for an annual rent of $606,494 under a lease that expires in November 2011 with one five-year renewal option available.

     HPT Management Services LP (the "Western Office Portfolio Property Manager"), our affiliate, has the sole and exclusive right to manage, operate, lease and supervise the overall maintenance of Western Office Portfolio. Among other things, the Western Office Portfolio Property Manager has the authority to negotiate and enter into leases of the Western Office Portfolio on our behalf (in substantial conformance with approved leasing parameters and the operating plan), to incur costs and expenses, to pay property operating costs and expenses from property cash flow or reserves and to require that we provide sufficient funds for the payment of operating expenses. The Western Office Portfolio Property Manager has subcontracted certain of its on-site management services to Trammell Crow Company.

     As compensation for its services, the Western Office Portfolio Property Manager or its affiliates are entitled to reimbursements for their out-of-pocket costs and on-site personnel costs and the following compensation:

     1. A property management fee equal to 3% of the monthly gross revenues from Western Office Portfolio.

     2.   An annual asset management fee equal to 0.6% of the asset value.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     We entered into the Western Office Portfolio Loan Agreement on July 20, 2005. The interest rate under the loan is fixed at 5.0765% per annum. Monthly payments of interest are required through August 2010, with monthly payments of $383,116 required beginning September 2010 and continuing to the maturity date. Prepayment, in whole or in part, is permitted from and after the third payment date prior to the maturity date, provided that at least thirty days prior written notice is given. The Western Office Portfolio Loan Agreement has a ten-year term.

     In addition, we have guaranteed payment of the debt under the Western Office Portfolio Loan Agreement in the event that among other things as outlined in Section 1.2 of Guaranty Agreement, (i) Behringer Harvard Western Office Portfolio, LP files a voluntary petition under the U.S. Bankruptcy Code or any other federal or state bankruptcy or insolvency law, or (ii) an involuntary case is commenced against the initial borrower under the Western Office Portfolio Loan Agreement under the Bankruptcy Code or any other federal or state bankruptcy or insolvency law with the collusion of Behringer Harvard Western Office Portfolio, LP or any of its affiliates. Our Guaranty Agreement has been filed as Exhibit 99.9 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

     (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     Because it is impracticable to provide the required financial statements for the acquired real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, we hereby confirm that the required financial statements will be filed on or before October 5, 2005, by amendment to this Form 8-K, which date is within the period allowed to file such an amendment.


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     (B)  PRO FORMA FINANCIAL INFORMATION.

     See Paragraph (a) above.

     (C)  EXHIBITS.

     The following exhibits are filed herewith in accordance with Item 601 of Regulation S-K:

     99.1 Loan Agreement between JPMorgan Chase Bank, N.A. and Behringer Harvard Western Portfolio LP

     99.2 Promissory Note made between Behringer Harvard Western Portfolio LP and JPMorgan Chase Bank, N.A.

     99.3 California Deed of Trust and Security Agreement by Behringer Harvard Western Portfolio LP, as grantor, to Fidelity National Title Insurance Company, as trustee, for the benefit of JPMorgan Chase Bank, N.A.

     99.4 Texas Deed of Trust and Security Agreement by Behringer Harvard Western Portfolio LP, as grantor, to Steve Hughes, as trustee, for the benefit of JPMorgan Chase Bank, N.A.

     99.5 Oregon Deed of Trust and Security Agreement by Behringer Harvard Western Portfolio LP, as grantor, to Fidelity National Title Insurance Company of Oregon, as trustee, for the benefit of JPMorgan Chase Bank, N.A.

     99.6 Texas Assignment of Leases and Rents by Behringer Harvard Western Portfolio LP to JPMorgan Chase Bank, N.A.

     99.7 California Assignment of Leases and Rents by Behringer Harvard Western Portfolio LP to JPMorgan Chase Bank, N.A.

     99.8 Oregon Assignment of Leases and Rents by Behringer Harvard Western Portfolio LP to JPMorgan Chase Bank, N.A.

     99.9 Guaranty Agreement by Behringer Harvard REIT I, Inc. for the benefit of JPMorgan Chase Bank, N.A.




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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BEHRINGER HARVARD REIT I, INC.




Dated:  July 26, 2005                   By:  /s/ Gary S. Bresky
                                             ----------------------------
                                             Gary S. Bresky
                                             Chief Financial Officer



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